Annual Shareholder's Meeting
June 22, 2012

BPZ Energy
Developing Energy - Providing Opportunities

NYSE & BVL: BPZ





Strengthening the Foundation

Mr. James B. Taylor, Chairman of the Board
Mr. Manolo Zúñiga, President and CEO

Forward Looking Statements

BPZ Energy
Developing Energy - Providing Opportunities

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, the successful completion of a new drilling platform for the Corvina Field, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation such as "contingent" and "prospective" resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to possible and probable reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definitions of Contingent and Prospective Resources have been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub classified based on project maturity and/or characterized by their economic status. The volume and parameters associated with low, best and high estimates scenarios of contingent resources are referred to as 1C, 2C and 3C, respectively.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. Information concerning the Company, such as information concerning energy reserves, may be published by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, incompliance with SEC and other U.S. regulatory requirements.

The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil , BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

Mr. James B. Taylor

Chairman of the Board

INTRODUCTORY REMARKS

Depth & Diversity of Experience

BPZ Energy
Developing Energy - Providing Opportunities

Board of Directors

James B. Taylor, Chairman

Manolo Zúñiga

John J. Lendrum III

Stephen C. Beasley

Stephen R. Brand

Jerelyn Eagan

Gordon Gray

Dennis G. Strauch

Chairman Emeritus

Dr. Fernando Zúñiga y Rivero

Executive Officers

Manolo Zúñiga, President & CEO

Richard J. Spies, Chief Operating Officer

Richard S. Menniti, Chief Financial Officer

Durkin Ledgard, Chief Legal Commercial & Admin. Officer

Senior Management in Peru

Rafael Zoeger, General Manager

Reynaldo Llosa, Assistant General Manager

Cesar Ortega, Vice President Operations

Claudia Noriega, Vice President Legal Affairs

OXY ConocoPhillips Shell bp Schlumberger TORCH ENERGY ADVISORS elpaso Pan American ENERGY PETROPERU REPSOL

Significant Acreage Position

2.2 Million Gross Acres

Block Z-1	555,000
Block XIX	473,000
Block XXIII	230,000
Block XXII	912,000



BLOCK Z-1
TUMBES
BLOCK XIX
Zorritos
Punta Sal
BLOCK XXIII
Ecuador
Peru
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
N

Mr. Manolo Zúñiga

President & CEO

STRENGTHENING THE FOUNDATION

Key Initiatives

BPZ Energy
Developing Energy - Providing Opportunities

- Albacora commerciality
- Optimize oil production
- Develop 23 MMBO of Corvina PUDs from new CX-15 platform
- Exploring onshore and offshore
- Unlocking asset value

To Strengthen the Foundation

BPZ Energy
Developing Energy - Providing Opportunities

Operations

- Installed reinjection equipment on the Albacora platform
- Implemented Corvina gas cap reinjection with positive results
- Began artificial lift in both fields
- Fabrication of the new CX-15 platform underway
- Completed seismic interpretation of data on Blocks XXII & XXIII
- Acquisition of 3-D seismic survey in Block Z-1
- Executed JV with Pacific Rubiales to explore and develop Block Z-1

Finance

- Obtained $115 million of secured bank financings
- Listed common shares on the Bolsa de Valores in Lima
- Improved liquidity via JV transaction on Block Z-1
- Reduced bank loan by $40 million
- Obtained funding for BPZ's share of Block Z-1 capital and exploratory investments for 2012, 2013, and some, if not all of 2014

Leadership

- Continued team transformation with new Chief Financial Officer
- Appointed two new independent Board Directors

Where are We Now?

BPZ Energy
Developing Energy - Providing Opportunities

USD Millions, unless noted

2012 Capital & Exploratory Budget	$ 130

	2010	2011	1Q 2012
Revenues	$ 110	$ 144	$ 36
Operating Loss	$ (61)	$ (12)	$ (19)
EBITDAX	$ 39	$ 52	$ 17
Capital & Exploratory Expenditures	$ 168	$ 89	$ 44
Avg. Oil Sales Price / BBL	$ 73	$ 101	$ 109
Avg. Daily Production BOPD	4,185	3,770	3,880
Proved Oil Reserves MMBO	39	35	
Probable Oil Reserves MMBO	58	59	
Possible Oil Reserves MMBO	54	55	

Notes: (1) All 2012 numbers presented on a 100% basis. (2) Capital & Exploratory exclude capitalized interest (3) EBITDAX (Earnings Before Interest, Taxes, Depreciation, Amortization and Exploration Expense) is a non-GAAP measure. The Appendix slide to this presentation contains a reconciliation of EBITDAX to the Company's net income (loss), which is the most directly comparable financial measure calculated in accordance with Generally Accepted Accounting Principles (GAAP) in the United States of America. (4) Proved, probable and possible reserve estimates in millions of barrels (MMBO) are for 100% of Block Z-1 reserves based on Netherland Sewell & Associates (NSAI) report.

We are Better Positioned to Grow

BPZ Energy
Developing Energy - Providing Opportunities

- Quality Acreage Offshore & Onshore
- Enhanced Operational, Technical, and Financial Resources
- Peru Committed to Continue Attracting Investment



BLOCK Z-1
TUMBES
BLOCK XIX
Zorritos
Punta Sal
BLOCK XXIII
Ecuador
Peru
TALARA (Refinery)
BLOCK XXII
SULLANA
N
PAITA

Favorable Host Country

BPZ Energy
Developing Energy - Providing Opportunities

Peru

- Promoting New Investments with Social Inclusion
- Investment Grade Ratings
- GDP Growth of 6% per annum through 2017 (IMF)

Peru Oil & Gas Sector

- + 80 Hydrocarbon Contracts in Force
- + 50 Foreign Oil Companies engaged in Oil Exploration & Production
- Net Importer of Oil and Exporter of Gas



Hydrocarbon Production and Forecast
MBPD
MMPCD
120,000
100,000
80,000
60,000
40,000
20,000
0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Oil
NGLs
Gas

Source: Perupetro

Building Blocks for Success

BPZ Energy
Developing Energy - Providing Opportunities

Z-1

Existing Offshore Production

Production Growth Driver

New Buoyant Platform

New 3D Seismic

XIX

Mancora Gas and Heath Oil Potential Onshore

2D Seismic & 3D Planned

XXII

Adjacent to Prolific Oil Fields

New 2D Seismic

Shallow Prospects

XXIII

Mancora Gas Play

Two Oil Plays

2D and 3D Seismic

Block Z-1 Vast Potential

BPZ Energy
Developing Energy - Providing Opportunities

Block Z-1

2 Producing Oil Fields

2 Existing Platforms

New CX-15 Platform

35 MMBO Proved Reserves

2 Billion BOE of Prospective Resources

New 3D Seismic - Turning Leads into Prospects

Z-1 Joint Venture: Production Growth Catalyst

BPZ Energy 51% participating interest

Administrative, Regulatory, Government & Community related duties

Pacific Rubiales (PRE) 49% participating interest

Technical & Operational duties in Block Z-1 under a service contract with BPZ

- Effective January 1, 2012
- $150 MM Cash ($65 MM already received)
- $185 MM commitment for BPZ share of Capital & Exploratory (C&E) investment
  - $362 MM = Total Block Z-1 C&E investment by PRE
  - After $185 MM commitment, PRE share of C&E reverts to proportional interest
- Upfront Cash and C&E received treated as loans until govt. approvals

Note: The transaction excludes non-Block Z-1 assets such as BPZ Marine S.R.L., Empresa Eléctrica Nueva Esperanza S.R.L. {EENE}, and Blocks XIX, XXII, and XXIII.

Benefits of Block Z-1 Partnership

BPZ Energy
Developing Energy - Providing Opportunities

- ☑ Partnership with PRE already underway
- ☑ Enhanced operational and technical support
- ☑ Cash advances to BPZ ongoing
- ☑ BPZ share of 2012, 2013, and some, if not all of 2014 Capital & Exploratory investment funded
- ☑ Partnership *accelerates* Exploration & Development of Block Z-1


BLOCK
Z-1

Continue Optimizing Oil Production

BPZ Energy
Developing Energy - Providing Opportunities

Corvina & Albacora Fields

- YTD Production is ~ 3,800 bopd
- Gas cap reinjection underway at Corvina with positive results
  - Opportunity to increase gas injection with CX-15 compressors
  - Opportunity to prove up probable reserves
- Albacora in test production producing steadily
- ***New*** 6-well Corvina Workover Campaign
  - Payout expected within 12 months
  - Estimated cost of $12 MM
  - Low cost workover rig contracted

Corvina CX-11 Platform





Albacora Platform

New CX-15: Our Platform for Growth

BPZ Energy
Developing Energy - Providing Opportunities

- $77 MM design, fabrication and installation cost including:
  - Production and reinjection equipment
  - CX-15 and CX-11 platform interconnection via 4 subsea pipelines
- 24 slots
- Anticipated drilling & completion time 6-8 weeks
- $10 MM-$12 MM projected drill costs per well
- 1,000 -1,500 bopd average projected IP rates
- <u>Project economics robust</u>

CX-15 Buoyant Tower



Developing Corvina's 23 MMBO of PUDs

BPZ Energy
Developing Energy - Providing Opportunities

New CX-15 Platform

- ☑ Fabrication Underway
  (90% complete)
- ☐ September installation
- ☐ Commence CX-15 drilling campaign
- ☐ 2013 production growth



Production Deck with Production Equipment and Hull in Background



Aerial View of Drilling Deck Installed

New 1,600 sq. km. 3D Seismic Survey

BPZ Energy
Developing Energy - Providing Opportunities



Pacific Ocean
0 5 10 15 20 25Km.
0 5 10 15Miles
ECUADOR
PERU
ALBACORA
BLOCK Z-1
BARRACUDA
EAST CORVINA
WEST CORVINA
CORVINA-HEATH PLAY
DELFIN
MERO
TUMBES
Zarumilla
Zorritos
PIEDRA REDONDA
Punta Sal
LEGEND
OIL FIELD
GAS FIELD
OIL AND GAS FIELD
LEAD
CGG Veritas Vantage

Seismic acquisition 80% complete

V1776 Seismic Line (46 miles long)

BPZ Energy
Developing Energy · Providing Opportunities



ECUADOR
PERU
ECUADOR
PERU
ALBACORA
BLOCK
Z-1
BARRACUDA
EAST CORVINA
G
TUMBES
CORVINA-HEATH PLAY
Pacific Ocean
DELFIN
WEST CORVINA
46 Miles
H
Zorritos
Tumbes
PIEDRA REDONDA
LEGEND
OIL FIELD
GAS FIELD
OIL AND GAS FIELD
LEAD
E
A
D
B
B
B
I
V1776
0 10 25Km.
0 5 10 15Miles
C
Punta Sal
PERU
ECUADOR

Maturing Leads into Prospects

BPZ Energy
Developing Energy - Providing Opportunities

Seismic Line V1776: Early Processing Shows Good Quality Data



V1776
PUNTA SAL SUB-BASIN (26 Miles)
TUMBES PLATFORM (20 Miles)
SW
NE
Time (Secs.)
Depth (Feet)
LEAD B
LEAD A
LEAD H
DELFIN EXTENSION
CORVINA TREND (UNDRILLED)
NEW LEADS
EXAMPLE OF NEW POTENTIAL STRATIGRAPHIC TRAPS
DELFIN-CORVINA FAULT
POSSIBLE HC EFFECTS
PLIO-PLEISTOCENE
TOP ZORRITOS FM.
OLIGOCENE MIOCENE
4,000'
8,000'
12,000'
16,000'
UNDRILLED STRUCTURES
CORVINA-DELFIN DRILLED IN THIS TYPE OF STRUCTURE

- Confirmed presence of undrilled structures (with multiple targets)
- Indications of new leads/prospects on trend of previously drilled structures
- 3D shows possible hydrocarbon (HC) effects

Next Steps: Block Z-1

- ☑ Seismic processing and interpretation underway
- ❑ Complete 3-D seismic survey and interpretations
- ❑ Complete new workover campaign
- ❑ Install CX-15 platform and begin development drilling
- ❑ Future exploration and development drilling

ONSHORE: Next Door Potential

BPZ Energy
Developing Energy - Providing Opportunities

Block XIX

Mancora Gas and Heath Oil

2D Seismic Completed

New 3D Seismic Planned

100% Working Interests

Block XXIII

Mancora Gas Play

Two Oil Plays

2D and 3D Seismic

Block XXIII: Regional Setting


AMISTAD
ALBACORA
BLOCK Z1
CORVINA
ZORRITOS
COPE
BLOCK XIX
PIEDRA REDONDA
3D SEISMIC CUBE
BLOCK Z1
BLOCK XXIII
CARPITAS
2D LINE BPZ10XXIII-16
PEÑA NEGRA
LOS ORGANOS
TUNAL
COYONITAS NORTE
CARRIZO
LOBITOS
PROVIDENCIA WEST
LA BREA
PROVIDENCIA
BOCA
WEST PORTACHUELO
PORTACHUELO
MIRAMAR
PUEBLO NUEVO - LA ISLA
BLOCK XXII
PERU
ECUADOR
SCALE
0
25
50Km

Talara Oil Fields have produced ~1.5 Billion BBLs of oil to date and are producing ~40,000 bopd currently

Block XXIII – 3D Cube (Based on New 3D Seismic)

BPZ Energy
Developing Energy - Providing Opportunities

Large Anticline with previously drilled wells indicating presence of shallow hydrocarbons


Zorritos
Field Area
BLOCK XXIII - XIX
BOUNDARY
19Miles
Cardalitos(CD-X-1)
2D PLANE SECTION VIEW OVER
CD-X-1 WELL SHOWING STRUCTURE
EXTENDING INTO BLOCK XIX
2D PLANE SECTION VIEW
OVER ANTICLINE
6Miles
LEGEND
WELLS

Oil Potential in Southern Block XXIII

Multiple structures with oil potential in formations producing oil in Talara Basin

New 2D Seismic Line BPZ10XXIII-16



CMP
5,000'
10,000'
Major Fault
Small Faults
Eocene (Salinas)
Eocene (Talara)
Eocene (Verdun)



Seismic Line
BPZ10XXIII-16

Next Steps: Blocks XIX and XXIII

BPZ Energy
Developing Energy - Providing Opportunities

- Obtain drilling permit at Block XXIII
- Obtain 3D seismic permit at Block XIX
- Launch partnering process
- Drill prospects

There's More Onshore!

BPZ Energy
Developing Energy - Providing Opportunities

Block XXII

Adjacent to Prolific Oil Fields

New 2D Seismic

Shallow Prospects

100% Working Interest



GALLINAZOS NORTE
GALLINAZOS SUR
JABONILLOS
CANOVITAS
TINAJONES
BLOCK XXII
POCITOS
BPZ10XXII-16
MONTE LIMA - ABEJAS
CARDO GRANDE
SOJO
NOMARA
JIVITO
0 5 10 15 20 25Km.
0 5 10 15Miles

2D Seismic Reveals Basin and Structures

- Structures on both sides of the depocenter
- Thick section of Cretaceous Muerto formation source rock expected in depocenter



BPZ10XXII-16
NE
SW
Time (Secs.)
Depth (Feet)
POCITOS STRUCTURE
SOJO STRUCTURE
0
5
10 Miles
0.0
1.0
2.0
3.0
4.0
5,000'
10,000'
15,000'
20,000'
Huaypira Fault
CRETACEOUS
BASEMENT

Next Steps: Block XXII

BPZ Energy
Developing Energy - Providing Opportunities

- ❑ Obtain drilling permits
- ❑ Shoot confirmation 2D line extensions
- ❑ Drill prospects

Drilling Again…

- Drill and Produce from New CX-15 Platform
- Corvina Workovers
- Apply New Seismic Data
- Drill and Develop Block Z-1 Prospects
- Explore Onshore



BLOCK Z-1
Albacora
Barracuda
Delfin
Corvina
TUMBES
BLOCK XIX
Mancora
Los Organos
BLOCK XXIII
PACIFIC OCEAN
ECUADOR
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
Area of Operations
Ongoing 3D Seismic
Existing 3D Seismic
Existing Seismic

… To Grow Production and Reserves!

Social Responsibility

BPZ Energy
Developing Energy - Providing Opportunities

Investing with Social Inclusion

CHILDHOOD



EDUCATION



CULTURE



HEALTH



ENVIRONMENTAL



BPZ Energy Supports Institutions like…

Step by Step Perú

Case Study: Medical Mission to Peru

BPZ Energy
Developing Energy - Providing Opportunities

- **BPZ Energy** supported **Texas Medical Mission** www.texasmedicalmission.org
- Surgery location provided by Tumbes Regional hospital (JAMO)
- 40 reconstructive plastic surgeries
- Patients were children suffering from cleft lip / palate, burns
- ~ 700 patients attended to by internist, neurosurgeon, pediatrician, ENT, and staff
- ~ 1000 lbs. of supplies and equipment used which donated
- Support also provided by Peace Corps
- Patient transportation provided



4 DIARIO LA PRENSA — Tumbes, 18 de Mayo del 2012 — Locales

"BPZ Y JAMO" BUSCAN PACIENTES DE BAJOS RECURSOS ECONÓMICOS

Texas Medical operará a niños de labio leporino y con deformaciones

Además realizarán evaluaciones de lesiones deformantes de la piel y secuelas de quemaduras

DATO

Our Vision

The BPZ team will be recognized for excellence in exploring, developing and producing oil and gas in the Americas.

Thank you for your support!

Manolo Zúñiga
President & CEO
BPZ Energy

For additional information please contact:

A. Pierre Dubois
Corporate Investor Relations & Communications
BPZ Energy
580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(281) 752-1240
pierre_dubois@bpzenergy.com

Appendix – GAAP Reconciliation

BPZ Energy
Developing Energy - Providing Opportunities

Reconciliation of non-GAAP measure
The table below represents a reconciliation of EBITDAX to the Company's net income (loss), which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.

	Twelve Months Ended December 31,		Three Months Ended March 31,	
	2011	2010	2012	2011
	(in thousands)		(in thousands)	
Net loss	$(33,827)	$(59,771)	$(27,291)	$ (8,093)
Interest expense	19,772	11,618	6,210	3,735
Income tax expense (benefit)	2,435	(11,608)	(4,310)	736
Depreciation, depletion and amortization expense	38,944	33,755	11,506	10,046
Geological, geophysical and engineering expense	9,315	19,107	24,290	6,257
Dry hole costs	13,082	32,778	-	-
Other expense	-	12,889	-	-
Loss on derivatives	2,046	-	6,368	4,302
EBITDAX	**$ 51,767**	**$ 38,768**	**$ 16,773**	**$ 16,983**